Exhibit 99.1

UNIVERSAL HEALTH REALTY INCOME TRUST		Universal Corporate Center
367 S. Gulph Road
P.O. Box 61558
King of Prussia, PA 19406
(610) 265-0688

FOR IMMEDIATE RELEASE
CONTACT:	Charles Boyle	July 29, 2015
Chief Financial Officer
(610) 768-3300

UNIVERSAL HEALTH REALTY INCOME TRUST

REPORTS 2015 SECOND QUARTER FINANCIAL RESULTS

Consolidated Results of Operations - Three-Month Periods Ended June 30, 2015 and 2014:

KING OF PRUSSIA, PA - Universal Health Realty Income Trust (NYSE:UHT) announced today that for the three-month period ended June 30, 2015, reported net income was $12.0 million, or $.90 per diluted share, as compared to $3.4 million, or $.26 per diluted share, during the second quarter of 2014. Included in our net income during the second quarter of 2015, was an $8.7 million gain recorded in connection with a property exchange transaction, as discussed below.

As reflected on the attached Schedule of Non-GAAP Supplemental Information (“Supplemental Schedule”), our reported results include the above-mentioned $8.7 million gain recorded during the second quarter of 2015 as well as transaction costs incurred during each of the quarters ended June 30, 2015 and 2014. Excluding the impact of these items, as calculated on the Supplemental Schedule, our adjusted net income was $3.41 million, or $.26 per diluted share, during the second quarter of 2015 as compared to $3.45 million, or $.27 per diluted share, during the second quarter of 2014.

As calculated on the Supplemental Schedule, our adjusted funds from operations (“AFFO”), which excludes the impact of gains on property exchange transaction/fair value recognition from the purchase of minority interests in majority-owned LLCs, depreciation and amortization incurred by us and our unconsolidated affiliates, and transaction costs, were $9.6 million, or $.72 per diluted share, during the second quarter of 2015, as compared to $8.9 million, or $.69 per diluted share during the second quarter of 2014.

Consolidated Results of Operations - Six-Month Periods Ended June 30, 2015 and 2014:

For the six-month period ended June 30, 2015, reported net income was $15.7 million, or $1.18 per diluted share, as compared to $7.2 million, or $.56 per diluted share, during the comparable six-month period of 2014. Our net income during the first six months of 2015 included the above-mentioned $8.7 million gain recorded in connection with a property exchange transaction and our net income during the first six months of 2014 included a $316,000 gain on fair value recognition resulting from the purchase of minority interests in majority-owned LLCs.

After adjusting the reported results for the six-month periods ended June 30, 2015 and 2014 for the net impact of the items reflected on the attached Supplemental Schedule, consisting of transaction costs and gains recorded during each period, our adjusted net income was $7.2 million, or $.54 per diluted share, during the first six months of 2015 as compared to $7.0 million, or $.54 per diluted share, during the first six months of 2014.

As calculated on the Supplemental Schedule, our AFFO were $19.2 million, or $1.44 per diluted share, during the first six months of 2015, as compared to $17.8 million, or $1.38 per diluted share, during the first six months of 2014.

Property Exchange Transaction:

In May, 2015, in exchange for the real property of Sheffield Medical Building (“Sheffield”), a 73,446 square foot medical office building (“MOB”) located in Atlanta, Georgia, we received, from an unrelated party, $2 million in cash and the real property of two MOBs located in Sandy Springs and Vinings, Georgia. In connection with the two MOBs acquired in this transaction, triple net, master lease agreements applicable to 100% of the combined 36,700 rentable square feet of these properties have been executed with Piedmont Healthcare. These master lease agreements have initial terms of 15 years and provide for 3% annual rent increases. Based upon the fair value of the consideration received in exchange for the real property of Sheffield, this transaction resulted in an $8.7 million gain which is included in our financial results for the three and six-month periods ended June 30, 2015.

Dividend Information:

The second quarter dividend of $.64 per share was paid on June 30, 2015.

Capital Resources Information:

At June 30, 2015, we had $115.3 million of borrowings outstanding pursuant to the terms of our $185 million revolving credit agreement and $64.6 million of available borrowing capacity, net of outstanding borrowings and letters of credit.

Purchase of Minority Interests and Consolidation of LLCs:

On August 1, 2014, we purchased the minority ownership interests held by a third-party member in six LLCs in which we previously held noncontrolling, majority ownership interests ranging from 85% to 95%. As a result of these transactions, we now own 100% of each of these LLCs and began accounting for each on a consolidated basis effective August 1, 2014.

For the quarter ended June 30, 2014, these six LLCs had combined revenues of approximately $1.6 million, operating expenses of $702,000, depreciation and amortization expense of $315,000, interest expense of $279,000 and net income of $263,000. For the six-months ended June 30, 2014, these six LLCs had combined revenues of approximately $3.1 million, operating expenses of approximately $1.4 million, depreciation and amortization expense of $626,000, interest expense of $560,000 and net income of $469,000.

General Information, Forward-Looking Statements and Risk Factors and Non-GAAP Financial Measures:

Universal Health Realty Income Trust, a real estate investment trust, invests in healthcare and human service related facilities including acute care hospitals, rehabilitation hospitals, sub-acute care facilities, surgery centers, free-standing emergency departments, childcare centers and medical office buildings. We have investments in sixty-two properties located in eighteen states.

This press release contains forward-looking statements based on current management expectations. Numerous factors, including those disclosed herein, those related to healthcare and healthcare real estate industry trends and those detailed in our filings with the Securities and Exchange Commission (as set forth in Item 1A-Risk Factors and in Item 7-Forward-Looking Statements and Risk Factors in our Form 10-K for the year ended December 31, 2014 and in Item 2-Forward-Looking Statements and Certain Risk Factors in our Form 10-Q for the quarterly period ended March 31, 2015), may cause the results to differ materially from those anticipated in the forward-looking statements. Many of the factors that will determine our future results are beyond our capability to control or predict. These statements are subject to risks and uncertainties and therefore actual results may differ materially. Readers should not place undue reliance on such forward-looking statements which reflect management’s view only as of the date hereof. We undertake no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

We believe that adjusted net income and adjusted net income per diluted share (as reflected on the attached Supplemental Schedules), which are non-GAAP financial measures (“GAAP” is Generally Accepted Accounting Principles in the United States of America), are helpful to our investors as measures of our operating performance. In addition, we believe that, when applicable, comparing and discussing our financial results based on these measures, as calculated, is helpful to our investors since it neutralizes the effect in each year of material items that are nonrecurring or non-operational in nature including items such as, but not limited to, gains on divestitures of real property, gains on fair value recognition resulting from the purchase of minority interests in majority-owned LLCs and transaction costs.

Funds from operations (“FFO”) is a widely recognized measure of performance for Real Estate Investment Trusts (“REITs”). We believe that FFO and FFO per diluted share, and adjusted funds from operations (“AFFO”) and AFFO per diluted share, which are non-GAAP financial measures, are helpful to our investors as measures of our operating performance. We compute FFO, as reflected on the attached Supplemental Schedules, in accordance with standards established by the National Association of Real Estate Investment Trusts (“NAREIT”), which may not be comparable to FFO reported by other REITs that do not compute FFO in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than we interpret the definition. FFO adjusts for the effect of the gain on property exchange transaction (during 2015) and for the effect of the gains on fair value recognition resulting from the purchase of minority interests in majority-owned LLCs (during 2014). AFFO was also computed for the three and six month periods ended June 30, 2015 and 2014, as reflected on the Supplemental Schedules and discussed herein, and includes the adjustments made to FFO, as mentioned above, as well as for transaction costs related to acquisitions. FFO/AFFO do not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income determined in accordance with GAAP. In addition, FFO/AFFO should not be used as: (i) an indication of our financial performance determined in accordance with GAAP; (ii) an alternative to cash flow from operating activities determined in accordance with GAAP; (iii) a measure of our liquidity, or; (iv) an indicator of funds available for our cash needs, including our ability to make cash distributions to shareholders. A reconciliation of our reported net income to FFO/AFFO is reflected on the Supplemental Schedules included below.

To obtain a complete understanding of our financial performance these measures should be examined in connection with net income, determined in accordance with GAAP, as presented in the condensed consolidated financial statements and notes thereto in this report or in our other filings with the Securities and Exchange Commission including our Report on Form 10-K for the year ended December 31, 2014. Since the items included or excluded from these measures are significant components in understanding and assessing financial performance under GAAP, these measures should not be considered to be alternatives to net income as a measure of our operating performance or profitability. Since these measures, as presented, are not determined in accordance with GAAP and are thus susceptible to varying calculations, they may not be comparable to other similarly titled measures of other companies. Investors are encouraged to use GAAP measures when evaluating our financial performance.

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Universal Health Realty Income Trust

Consolidated Statements of Income

For the Three and Six Months Ended June 30, 2015 and 2014

(amounts in thousands, except per share amounts)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Revenues:
Base rental - UHS facilities	$3,991	$3,916	$7,897	$7,830
Base rental - Non-related parties	8,806	7,045	17,675	14,271
Bonus rental - UHS facilities	1,150	1,222	2,368	2,372
Tenant reimbursements and other - Non-related parties	1,894	1,948	3,903	3,781
Tenant reimbursements and other - UHS facilities	208	186	408	351

	16,049	14,317	32,251	28,605

Expenses:
Depreciation and amortization	5,870	4,782	11,393	9,608
Advisory fees to UHS	693	620	1,359	1,230
Other operating expenses	4,738	4,134	9,460	8,067
Transaction costs	147	41	204	103

	11,448	9,577	22,416	19,008

Income before equity in income of unconsolidated limited liability companies (“LLCs”), interest expense and gains	4,601	4,740	9,835	9,597

Equity in income of unconsolidated LLCs	673	679	1,265	1,272

Gain on property exchange	8,742	—	8,742	—

Gains on fair value recognition resulting from the purchase of minority interests in majority-owned LLCs	—	—	—	316

Interest expense, net	(2,012)	(2,011)	(4,142)	(4,003)

Net income	$12,004	$3,408	$15,700	$7,182

Basic earnings per share	$0.90	$0.26	$1.18	$0.56

Diluted earnings per share	$0.90	$0.26	$1.18	$0.56

Weighted average number of shares outstanding - Basic	13,286	12,902	13,284	12,875
Weighted average number of share equivalents	10	6	11	6

Weighted average number of shares and equivalents outstanding - Diluted	13,296	12,908	13,295	12,881

Universal Health Realty Income Trust

Schedule of Non-GAAP Supplemental Information (“Supplemental Schedule”)

For the three months ended June 30, 2015 and 2014

(in thousands, except per share amounts)

(unaudited)

Calculation of Adjusted Net Income

	Three months ended June 30, 2015		Three months ended June 30, 2014
	Amount	Per Diluted Share	Amount	Per Diluted Share

Net income	$12,004	$0.90	$3,408	$0.26
Adjustments:
Less: Gain on property exchange	(8,742)	(0.66)	—	0.00
Transaction costs	147	0.02	41	0.01

Subtotal adjustments to net income	(8,595)	(0.64)	41	0.01

Adjusted net income	$3,409	$0.26	$3,449	$0.27

Calculation of Funds From Operations (“FFO”) and Adjusted Funds From Operations (“AFFO”)

	Three months ended June 30, 2015		Three months ended June 30, 2014
	Amount	Per Diluted Share	Amount	Per Diluted Share

Net income	$12,004	$0.90	$3,408	$0.26
Plus: Depreciation and amortization expense:
Consolidated investments	5,778	0.44	4,703	0.37
Unconsolidated affiliates	418	0.03	709	0.05
Less: Gain on property exchange	(8,742)	(0.66)	—	—

FFO	9,458	0.71	8,820	0.68
Transaction costs	147	0.01	41	0.01

AFFO	$9,605	$0.72	$8,861	$0.69

Dividend paid per share		$0.640		$0.630

Universal Health Realty Income Trust

Schedule of Non-GAAP Supplemental Information (“Supplemental Schedule”)

For the six months ended June 30, 2015 and 2014

(in thousands, except per share amounts)

(unaudited)

Calculation of Adjusted Net Income

	Six months ended June 30, 2015		Six months ended June 30, 2014
	Amount	Per Diluted Share	Amount	Per Diluted Share

Net income	$15,700	$1.18	$7,182	$0.56
Adjustments:
Less: Gain on property exchange	(8,742)	(0.66)	—	—
Less: Gains on fair value recognition resulting from the purchase of minority interests in majority-owned LLCs	—	—	(316)	(0.03)
Transaction costs	204	0.02	103	0.01

Subtotal adjustments to net income	(8,538)	(0.64)	(213)	(0.02)

Adjusted net income	$7,162	$0.54	$6,969	$0.54

Calculation of Funds From Operations (“FFO”) and Adjusted Funds From Operations (“AFFO”)

	Six months ended June 30, 2015		Six months ended June 30, 2014
	Amount	Per Diluted Share	Amount	Per Diluted Share

Net income	$15,700	$1.18	$7,182	$0.56
Plus: Depreciation and amortization expense:
Consolidated investments	11,188	0.85	9,455	0.74
Unconsolidated affiliates	828	0.06	1,382	0.10
Less: Gain on property exchange	(8,742)	(0.66)	—	—
Less: Gains on fair value recognition resulting from the purchase of minority interests in majority-owned LLCs	—	—	(316)	(0.03)

FFO	18,974	1.43	17,703	1.37
Transaction costs	204	0.01	103	0.01

AFFO	$19,178	$1.44	$17,806	$1.38

Dividend paid per share		$1.275		$1.255

Universal Health Realty Income Trust

Consolidated Balance Sheets

(dollar amounts in thousands)

(unaudited)

	June 30, 2015	December 31, 2014
Assets:

Real Estate Investments:
Buildings and improvements	$468,334	$451,005
Accumulated depreciation	(113,087)	(106,480)

	355,247	344,525
Land	41,724	35,584

Net Real Estate Investments	396,971	380,109

Investments in limited liability companies (“LLCs”), net	8,150	8,605

Other Assets:
Cash and cash equivalents	4,350	3,861
Base and bonus rent receivable from UHS	2,080	2,086
Rent receivable - other	4,173	4,219
Intangible assets (net of accumulated amortization of $22.7 million and $19.7 million at June 30, 2015 and December 31, 2014, respectively)	22,173	23,123
Deferred charges and other assets, net	6,455	6,863

Total Assets	$444,352	$428,866

Liabilities:

Line of credit borrowings	$115,275	$89,750
Mortgage and other notes payable, non-recourse to us (including net debt premium of $412 and $523 at June 30, 2015 and December 31, 2014, respectively)	116,735	123,405
Accrued interest	482	545
Accrued expenses and other liabilities	5,843	8,522
Tenant reserves, escrows, deposits and prepaid rents	2,434	2,063

Total Liabilities	240,769	224,285

Equity:

Preferred shares of beneficial interest, $.01 par value; 5,000,000 shares authorized; none issued and outstanding	—	—
Common shares, $.01 par value; 95,000,000 shares authorized; issued and outstanding: 2015 - 13,312,792 2014 -13,301,204	133	133
Capital in excess of par value	241,136	240,835
Cumulative net income	547,295	531,595
Cumulative dividends	(584,860)	(567,894)
Accumulated other comprehensive loss	(121)	(88)

Total Equity	203,583	204,581

Total Liabilities and Equity	$444,352	$428,866